UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 17, 2011

Central Index Key Number of depositor: 0000869090

CHASE BANK USA, NATIONAL ASSOCIATION

(Sponsor, Depositor, Originator, Administrator

and Servicer of the Issuing Entities described below)

Central Index Key Number of issuing entity: 0000890493

FIRST USA CREDIT CARD MASTER TRUST

(Issuing Entity of the First USA Collateral Certificate)

Central Index Key Number of issuing entity: 0001174821

CHASE ISSUANCE TRUST

(Issuing Entity of the Notes)

(Exact name of registrant as specified in its charter)

Laws of the United States	333-170794-01 333-145109 333-131327	22-2382028
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

Chase Bank USA, National Association White Clay Center Building 200 Route 273 Newark, Delaware		19711
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (302) 634-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01	Other Events

Reference is made to the Third Amended and Restated Trust Agreement (the “Trust Agreement”) of Chase Issuance Trust, a Delaware statutory business trust, dated as of March 14, 2006, between Chase Bank USA, National Association, a national banking association (“Chase USA”) and Wilmington Trust Company, a Delaware banking corporation.

Wilmington Trust Corporation, the parent of Wilmington Trust Company, announced on November 1, 2010, that it entered into a merger agreement with M&T Bank Corporation, a New York corporation, and MTB One, Inc., a Delaware corporation and wholly-owned subsidiary of M&T Bank Corporation, pursuant to which MTB One, Inc. would be merged with and into Wilmington Trust Corporation, with Wilmington Trust Corporation surviving the merger as a wholly-owned subsidiary of M&T Bank Corporation (the “Merger”). On March 22, 2011, the shareholders of Wilmington Trust Corporation approved the Merger. On April 26, 2011, the Board of Governors of the Federal Reserve System announced its approval of the Merger. Final approvals of the Merger from the New York State Banking Department, the Delaware Banking Commissioner and the Office of Thrift Supervision were announced on May 12, 2011.

The Merger closed and became effective on Monday, May 16, 2011.

Prior to the Merger, in a letter dated March 31, 2011 (the “March 31, 2011 Letter”), Wilmington Trust Company delivered a notice of resignation as owner trustee due to a downgrade in its rating from Standard & Poor’s Ratings Services (“Standard & Poor’s”) but acknowledged that it would continue as owner trustee and such resignation would not become effective until the appointment of a successor owner trustee and acceptance of appointment by the successor owner trustee as provided in Section 9.02 of the Trust Agreement. A successor owner trustee was not appointed.

As of May 16, 2011, as a result of the Merger, Standard & Poor’s raised its long-term credit rating of Wilmington Trust Company to “A” from “B”. In a letter dated May 17, 2011 (the “May 17, 2011 Letter”), Wilmington Trust Company notified Chase USA that due to the upgrade in its rating by Standard & Poor’s, it satisfied all eligibility requirements to serve as owner trustee under the Trust Agreement. On May 17, 2011, Chase USA confirmed that the initial appointment of Wilmington Trust Company as owner trustee under the Trust Agreement remained in effect notwithstanding the March 31, 2011 Letter and acknowledged and accepted Wilmington Trust Company’s request in the May 17, 2011 Letter to continue acting as owner trustee for the Chase Issuance Trust.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHASE BANK USA, NATIONAL ASSOCIATION,
as Sponsor, Depositor, Originator, Administrator and Servicer of the Chase Issuance Trust and the First USA Credit Card Master Trust

By:	/s/ Patricia M. Garvey
	Name:	Patricia M. Garvey
	Title:	Vice President

Date: May 17, 2011